UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 19, 2025
 _____________________
PALO ALTO NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3000 Tannery Way
Santa Clara, California 95054
(Address of principal executive office, including zip code)
(408) 753-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PANW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.
On November 19, 2025, Palo Alto Networks, Inc. (the “Company”) issued a press release announcing its financial results for its first quarter ended October 31, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
On November 19, 2025, the Company issued a press release announcing its entry into an Agreement and Plan of Merger (the “Merger Agreement”) with Chronosphere, Inc., a Delaware corporation (“Chronosphere”), Caterpillar Strategies, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and the representative of the Chronosphere stockholders, pursuant to which, upon the terms and subject to the conditions therein, at the closing of the transactions contemplated by the Merger Agreement, Merger Sub will merge with and into Chronosphere, with Chronosphere continuing as the surviving corporation in the merger and a wholly owned subsidiary of the Company. Completion of the transactions contemplated by the Merger Agreement is subject to customary closing conditions, including the receipt of regulatory approvals.
A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 8.01 Other Events.
On November 18, 2025, the Board of Directors of the Company approved an extension of the Company’s current repurchase authorization of $1 billion of the Company’s common stock until December 31, 2026. The authorization allows the Company to repurchase shares of its common stock opportunistically and will be funded from available working capital. Repurchases may be made at management’s discretion from time to time in open market purchases, privately negotiated transactions, block purchase techniques, 10b5-1 trading plans, or a combination of the foregoing. The repurchase authorization may be suspended or discontinued by the Company at any time without prior notice. The Company had approximately 697 million shares of common stock outstanding as of November 11, 2025.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated as of November 19, 2025
99.2	Press release dated as of November 19, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements that involve risks, uncertainties, and assumptions, including, but not limited to, statements regarding the anticipated benefits and impact of the proposed acquisition of Chronosphere on Palo Alto Networks, Chronosphere and their customers. There are a significant number of factors that could cause actual results to differ materially from statements made in this report, including, but not limited to: the effect of the announcement of the proposed acquisition on the parties’ commercial relationships and workforce; the ability to satisfy the conditions to the closing of the acquisition, including the receipt of required regulatory approvals; the ability to consummate the proposed acquisition on a timely basis or at all; significant and/or unanticipated difficulties, liabilities or expenditures relating to proposed transaction, risks related to disruption of management time from ongoing business operations due to the proposed acquisition and other contemplated acquisitions, including our pending transaction with CyberArk; our ability to effectively operate Chronosphere's operations and business following the closing, integrate Chronosphere’s business and products into our products following the closing, and realize the anticipated synergies in the transaction in a timely manner or at all; changes in the fair value of our contingent consideration liability associated with acquisitions; developments and changes in general market, political, economic and business conditions; failure of our platformization product offerings; risks associated with managing our growth; risks associated with the new product, subscription and support offerings in the observability and/or cybersecurity space, including the cost model related to subscriptions in the observability space; shifts in priorities or delays in the development or release of new product or subscription or other offerings or the failure to timely develop and achieve market acceptance of new products and subscriptions, as well as existing products, subscriptions and support offerings; failure of our product offerings or business strategies in general; defects, errors, or vulnerabilities in our products, subscriptions or support offerings; our customers’ purchasing decisions and the length of sales cycles; our ability to attract and retain new customers; developments and changes in general market, political, economic, and business conditions; our competition; our ability to acquire and integrate other companies, products, or technologies in a successful manner; our debt repayment obligations; and our share repurchase program, which may not be fully consummated or enhance shareholder value, and any share repurchases which could affect the price of our common stock.
Additional risks and uncertainties that could affect our financial results are included under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K filed with the SEC on August 29, 2025, which is available on our website at investors.paloaltonetworks.com and on the SEC's website at www.sec.gov. Additional information will also be set forth in other filings that we make with the SEC from time to time. All forward-looking statements in this report are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ NIKESH ARORA
Nikesh Arora
Chairman and Chief Executive Officer

Date: November 19, 2025